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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  May 18, 2000
                                                       -------------------------


                    EMERGENT INFORMATION TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its Charter)


            California                   0-23585                 33-0080929
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   (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)



4695 MacArthur Court, Eighth Floor, Newport Beach, California      92660
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code   (949) 975-1550
                                                  ------------------------------


                               SM&A CORPORATION
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On May 18, 2000, Emergent Information Technologies, Inc. (the "Company") received a letter from the Nasdaq Stock Market, Inc. ("Nasdaq") informing the Company that Nasdaq has determined to delist the Company's securities from the Nasdaq National Market at the opening of business on May 30, 2000. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.
     --------

     99.1  Text of Press Release dated May 23, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2000        EMERGENT INFORMATION TECHNOLOGIES, INC.


                           By:            /s/  Michael A. Piraino
                               _________________________________________________
                               Michael A. Piraino, Chief Executive Officer
                               and President

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